UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)       MAY 10, 2005
                                                       -------------------------

                                 ISP CHEMCO INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


      333-17827-01                                        51-0382622
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


           300 DELAWARE AVENUE
                SUITE 303
          WILMINGTON, DELAWARE                                     19801
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (302) 427-5818
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                                                  Address, including zip code
                                  State or other                                                     and telephone number,
                                  jurisdiction of                                                   including area code, of
Exact name of registrant as       incorporation or                Registration No./I.R.S.            registrant's principal
specified in its charter          organization                    Employer Identification No.          executive offices
------------------------          ------------                    ---------------------------          -----------------
ISP Chemicals Inc.                Delaware                        333-70144-08/                    Route 95 Industrial Area,
                                                                  22-3807357                              P.O. Box 37
                                                                                                     Calvert City, KY 42029
                                                                                                         (270) 395-4165

ISP Minerals Inc.                 Delaware                        333-70144-07/                        34 Charles Street
                                                                  22-3807370                          Hagerstown, MD 21740
                                                                                                         (301) 733-4000

ISP Technologies Inc.             Delaware                        333-70144-09/                     4501 Attwater Avenue and
                                                                  22-3807372                           State Highway 146
                                                                                                      Texas City, TX 77590
                                                                                                         (409) 945-3411

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

           (b) On May 10, 2005, Mr. Richard A. Weinberg resigned from his positions as Executive Vice President, Secretary and director of ISP Chemco Inc. (the "Company"), to be effective immediately, after twelve years of service to the Company, in order to pursue another opportunity. Mr. Weinberg also resigned his positions and directorships from all other affiliated companies, including our parent company, International Specialty Holdings Inc. ("Holdings"). On the same date, Holdings announced the appointment of Mr. Peter J. Ganz as Senior Vice President, General Counsel and Secretary. Mr. Ganz began his career at International Specialty Products Inc. in 1995 and his current positions include Senior Vice President and General Counsel of the Company.

           Mr. Weinberg will remain with the Company and affiliated companies until July 15, 2005, during which time Mr. Weinberg will assist in transitioning his duties to Mr. Ganz.

           Attached as Exhibit 99.1 is a communication distributed by the Company regarding Mr. Weinberg's departure and Mr. Ganz' appointments.

           (d) On May 10, 2005, Mr. Peter J. Ganz was elected to the board of directors of the Company and of Holdings.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

99.1       Company announcement.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ISP CHEMCO INC.
                                        ISP CHEMICALS INC.
                                        ISP MINERALS INC.
                                        ISP TECHNOLOGIES INC.

Dated:  May 16, 2005                    By: /s/ Kenneth M. McHugh
                                            ---------------------------------
                                            Name: Kenneth M. McHugh
                                            Title: Vice President and
                                                   Controller

                                  EXHIBIT INDEX


       EXHIBIT NO.                 DESCRIPTION
       -----------                 -----------

          99.1                 Company announcement.